EXHIBIT 32.2


                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the accompanying Quarterly Report on Form 10-QSB for the period ended September 30, 2005 (the "Report") of BV Pharmaceutical, Inc., as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Lee Southern, Chief Financial Officer of BV Pharmaceutical, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: November 9, 2005                      /s/ LEE SOUTHERN
                                             ___________________________
                                                 Lee Southern
                                                 Chief Financial Officer